TRANSACTION FACTSHEET

EMERGENT BIOSOLUTIONS TO ACQUIRE CANGENE

- Cangene's expertise in specialty biopharma and biodefense is highly complementary to Emergent's product portfolio and consistent with Emergent's infrastructure
- Transaction solidifies Emergent's leadership position in growing biodefense market, advances its Biosciences Division towards profitability, and broadens manufacturing capabilities with revenue generating fill/finish business
- Transaction contributes to growth in Emergent's financial performance

emergent biosolutions™

CANGENE

TRANSACTION HIGHLIGHTS

CONSIDERATION

All-cash transaction valued at $3.24 per share (C$3.44 per share) for an aggregate purchase price of US$222 million

FINANCING

Emergent has secured debt financing of US$225 million, a portion of which will support the acquisition

ACCRETION

Expected to be accretive to Emergent in 2014, exclusive of transaction-related costs

PREMIUM

Represents a premium of approximately 27% to Cangene's closing stock price of C$2.70 on December 10, 2013 and 45% to Cangene's 90-day volume weighted average stock price

TRANSACTION STRUCTURE

Transaction is structured as a Plan of Arrangement under Canadian law and subject to a number of customary closing conditions, including approval by 66 ⅔% of the votes cast by Cangene shareholders

CLOSING

Anticipated close in first calendar quarter of 2014

emergent biosolutions™

COMPANY HIGHLIGHTS

Emergent BioSolutions is a specialty pharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats.

ESTABLISHED	1998
HEADQUARTERS	Rockville, MD
TTM (9/30/13) REVENUE	US$309 million
KEY PRODUCTS	Infectious Disease - BioThrax® Chemical Decontamination - RSDL®

CANGENE

COMPANY HIGHLIGHTS

Cangene is focused on the development and commercialization of specialty therapeutics. Products are sold worldwide and have been accepted into the United States Strategic National Stockpile.

ESTABLISHED	1984
HEADQUARTERS	Winnipeg, MB
TTM (7/31/13) REVENUE	US$127 million
KEY PRODUCTS	Commercial - WinRho® SDF - HepaGam B® - VariZIG - episil Biodefense - Vaccinia Immune Globulin Intravenous - Anthrax Immune Globulin - Botulism Antitoxin Heptavalent

CANGENE CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements about the Corporation, including its business operations, strategy, and expected financial performance and condition. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, or include words such as "expects", "anticipates", "intends", "plans", "will", "believes", "estimates", or negative versions thereof, and similar expressions. In addition, any statement that may be made concerning future financial performance (including revenues, earnings or growth rates), ongoing business strategies or prospects, future use, safety and efficacy of unapproved products or unapproved uses of products, and possible future action by the Corporation are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to, among other things, risks, uncertainties and assumptions about the Corporation, economic factors and the biopharmaceutical industry generally. They are not guarantees of future performance. Actual events and results could differ materially from those expressed or implied by forward-looking statements made by the Corporation due to, but not limited to, important factors such as sales levels; fluctuations in operating results; the Corporation's reliance on a small number of customers including government organizations; the demand for new products and the impact of competitive products, service and pricing; the availability and cost of raw materials, and in particular, the cost, availability and antibody concentration in plasma; progress and cost of clinical trials; costs and possible development delays resulting from use of legal, regulatory or legislative strategies by the Company's competitors; uncertainty related to intellectual property protection and potential costs associated with its defence as well as general economic, political and market factors in North America and internationally; interest and foreign exchange rates; business competition; technological change; changes in government action, policies or regulations; decisions by Health Canada, the United States Food and Drug Administration and other regulatory authorities regarding whether and when to approve drug applications that have been or may be filed, as well as their decisions regarding labeling and other matters that could affect the availability or commercial potential of drug candidates; unexpected judicial or regulatory proceedings; catastrophic events; the Corporation's ability to complete strategic transactions; and other factors beyond the control of management.

The reader is cautioned that the foregoing list of important factors is not exhaustive and there may be other factors listed in other filings with securities regulators, including factors set out under "Risk and Uncertainties" in the Corporation's Management Discussion and Analysis, which, along with other filings, is available for review at www.sedar.com. The reader is also cautioned to consider these and other factors carefully and not to place undue reliance on forward-looking statements. Other than as specifically required by applicable law, the Corporation has no intention to update any forward-looking statements, whether as a result of new information, future events or otherwise.

EMERGENT BIOSOLUTIONS SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements. Any statements, other than statements of historical fact, including statements regarding the expected closing of the transaction, the potential opportunities and financial impact of the transaction, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this document, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, including uncertainties as to the satisfaction of closing conditions with respect to the transaction, including the timing and receipt of Cangene shareholder, Canadian court and regulatory approvals; and Emergent's ability to successfully integrate the business and realize the potential benefits of the transaction. Investors should consider this cautionary statement, as well as the risk factors identified in Emergent's reports filed with the Securities and Exchange Commission, when evaluating these forward-looking statements.